Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2012

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2011, as modified and updated by the Form 8-K filed on May 8, 2012.

2 of 15

Preface	PRIMERICA, INC. Financial Supplement

FOURTH QUARTER 2012

This document is a financial supplement to our fourth quarter 2012 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2011, operating adjustments exclude the impact of certain reinsurance recoveries which previously had not been recognized due to the uncertain nature of their recovery.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2012, we adopted ASU 2010-26 Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts and no longer defer certain indirect acquisition costs or costs attributable to unsuccessful efforts of acquiring life insurance policies.  We adopted this accounting policy change retrospectively and, accordingly, our historical results have been adjusted to reflect all results on a consistent basis across all periods presented.  See the table below for the impact on key metrics.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 15

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012
Condensed Balance Sheets
Assets:
Investments and cash	$2,330,098	$2,297,013	$2,319,873	$2,157,582	$2,167,231	$2,016,842	$2,176,721	$2,068,752
Due from reinsurers	3,769,599	3,793,995	3,818,759	3,855,318	3,895,162	3,903,028	3,993,603	4,005,194
Deferred policy acquisition costs	786,055	833,784	864,623	904,485	948,087	990,558	1,036,020	1,066,422
Other assets	582,079	567,482	586,647	525,836	522,123	540,010	597,465	556,669
Separate account assets	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115
Total assets	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,315,153

Liabilities:
Future policy benefits	$4,470,185	$4,532,615	$4,557,535	$4,614,860	$4,676,374	$4,723,359	$4,797,815	$4,850,488
Other policy liabilities	604,487	588,202	589,826	589,542	606,793	593,956	595,382	606,310
Income taxes	100,666	84,859	87,950	81,316	88,503	82,755	96,408	91,887
Other liabilities	396,195	363,181	389,319	381,495	331,112	329,539	424,706	358,577
Notes payable	300,000	300,000	300,000	300,000	300,000	300,000	374,421	374,433
Payable under securities lending	186,089	163,342	185,483	149,358	142,507	143,963	177,666	139,927
Separate account liabilities	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115
Total liabilities	8,640,502	8,576,628	8,386,817	8,525,169	8,686,602	8,674,211	9,097,028	9,039,737
Stockholders’ equity:
Common stock ($0.01 par value) (1)	732	736	737	649	653	599	597	564
Paid-in capital	1,016,973	1,021,338	1,026,265	835,232	842,613	693,717	691,885	602,269
Retained earnings	240,739	276,089	308,912	344,104	383,847	426,936	468,223	503,173
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598	107,187	119,836	114,958
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)
Cumulative translation adjustment	57,498	58,541	46,982	51,248	54,584	50,457	58,234	55,488
Total stockholders’ equity	1,410,210	1,460,076	1,479,790	1,326,650	1,387,314	1,276,866	1,337,411	1,275,416
Total liabilities and stockholders' equity	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,315,153

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,315,943	$1,356,704	$1,382,895	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598	107,187	119,836	114,958
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)
Total reconciling items	94,268	103,372	96,894	95,417	105,617	105,156	118,472	113,923
Total stockholders’ equity	$1,410,210	$1,460,076	$1,479,790	$1,326,650	$1,387,314	$1,276,866	$1,337,411	$1,275,416

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$738,946	$786,055	$833,784	$864,623	$904,485	$948,087	$990,558	$1,036,020
General expenses deferred	7,381	8,410	7,625	7,754	7,003	7,492	7,234	6,869
Commission costs deferred	56,822	62,091	61,785	58,793	60,116	66,540	61,238	60,349
Amortization of deferred policy acquisition costs	(23,229)	(23,975)	(26,645)	(30,185)	(26,531)	(28,205)	(29,234)	(34,628)
Foreign currency impact and other, net	6,135	1,203	(11,927)	3,501	3,015	(3,356)	6,223	(2,187)
Balance, end of period	$786,055	$833,784	$864,623	$904,485	$948,087	$990,558	$1,036,020	$1,066,422

(1)	Outstanding common shares exclude restricted stock units.

4 of 15

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Change	% Change	YTD 2011	YTD 2012	$ Change	%Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	61,530,879	60,059,741	57,415,577	(11,950,855)	-17.2%	72,283,068	61,059,404	(11,223,664)	-15.5%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$40,270	$3,066	8.2%	$157,193	$173,806	$16,613	10.6%
Less income attributable to unvested participating securities	(1,895)	(1,097)	(988)	(1,111)	(1,357)	(1,110)	(1,116)	(1,026)	84	7.6%	(4,906)	(4,650)	256	5.2%
Net income used in computing basic EPS	$45,377	$36,523	$34,108	$36,094	$40,400	$45,069	$44,483	$39,244	$3,150	8.7%	$152,287	$169,156	$16,869	11.1%
Basic earnings per share	$0.62	$0.50	$0.46	$0.52	$0.62	$0.73	$0.74	$0.68	$0.16	31.4%	$2.11	$2.77	$0.66	31.5%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$45,103	$41,603	$4,950	13.5%	$155,987	$174,538	$18,551	11.9%
Less operating income attributable to unvested participating securities	(1,741)	(1,126)	(1,051)	(1,094)	(1,377)	(1,093)	(1,104)	(1,061)	34	3.1%	(4,868)	(4,670)	199	4.1%
Net operating income used in computing basic operating EPS	$41,700	$37,467	$36,250	$35,558	$41,000	$44,362	$43,999	$40,542	$4,984	14.0%	$151,119	$169,868	$18,749	12.4%
Basic operating income per share	$0.57	$0.51	$0.49	$0.51	$0.63	$0.72	$0.73	$0.71	$0.19	37.7%	$2.09	$2.78	$0.69	33.1%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	61,530,879	60,059,741	57,415,577	(11,950,855)	-17.2%	72,283,068	61,059,404	(11,223,664)	-15.5%
Dilutive impact of warrants	1,154,597	743,814	541,184	802,787	1,141,687	1,155,701	1,502,853	1,519,844	717,057	89.3%	823,497	1,341,887	518,390	62.9%
Shares used to calculate diluted EPS	73,826,078	74,201,147	74,199,437	70,169,219	66,274,722	62,686,580	61,562,594	58,935,421	(11,233,798)	-16.0%	73,106,565	62,401,291	(10,705,274)	-14.6%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$40,270	$3,066	8.2%	$157,193	$173,806	$16,613	10.6%
Less income attributable to unvested participating securities	(1,867)	(1,087)	(982)	(1,099)	(1,335)	(1,092)	(1,092)	(1,004)	95	8.6%	(4,855)	(4,561)	294	6.1%
Net income used in computing diluted EPS	$45,405	$36,533	$34,115	$36,105	$40,421	$45,088	$44,507	$39,266	$3,161	8.8%	$152,338	$169,245	$16,907	11.1%
Diluted earnings per share	$0.62	$0.49	$0.46	$0.51	$0.61	$0.72	$0.72	$0.67	$0.15	29.5%	$2.08	$2.71	$0.63	30.2%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$45,103	$41,603	$4,950	13.5%	$155,987	$174,538	$18,551	11.9%
Less operating income attributable to unvested participating securities	(1,715)	(1,115)	(1,044)	(1,083)	(1,355)	(1,074)	(1,080)	(1,037)	45	4.2%	(4,818)	(4,580)	237	4.9%
Net operating income used in computing diluted operating EPS	$41,726	$37,477	$36,257	$35,570	$41,022	$44,381	$44,023	$40,566	$4,996	14.0%	$151,169	$169,958	$18,788	12.4%
Diluted operating income per share	$0.57	$0.51	$0.49	$0.51	$0.62	$0.71	$0.72	$0.69	$0.18	35.8%	$2.07	$2.72	$0.66	31.7%

YOY Q4	YOY YTD
Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,383,369	$1,435,143	$1,469,933	$1,403,220	$1,356,982	$1,332,090	$1,307,138	$1,306,413	$(96,807)	-6.9%	$1,422,916	$1,325,656	$(97,260)	-6.8%
Average adjusted stockholders' equity	$1,288,212	$1,336,324	$1,369,800	$1,307,064	$1,256,465	$1,226,703	$1,195,324	$1,190,216	$(116,848)	-8.9%	$1,325,350	$1,217,177	$(108,173)	-8.2%

Net income return on stockholders' equity	13.7%	10.5%	9.6%	10.6%	12.3%	13.9%	14.0%	12.3%	1.7%	nm	11.0%	13.1%	2.1%	nm
Net income return on adjusted stockholders' equity	14.7%	11.3%	10.2%	11.4%	13.3%	15.1%	15.3%	13.5%	2.1%	nm	11.9%	14.3%	2.4%	nm

Net operating income return on adjusted stockholders' equity	13.5%	11.6%	10.9%	11.2%	13.5%	14.8%	15.1%	14.0%	2.8%	nm	11.8%	14.3%	2.6%	nm

Capital Structure
Debt-to-capital (1)	17.5%	17.0%	16.9%	18.4%	17.8%	19.0%	21.9%	22.7%	4.3%	nm	18.4%	22.7%	4.3%	nm

Cash and invested assets to stockholders' equity	1.7	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	(0.0x	)	nm	1.6	x	1.6	x	(0.0x	)	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.8	x	1.7	x	1.7	x	1.8	x	1.8	x	0.0	x	nm	1.8	x	1.8	x	0.0	x	nm

Share count, end of period (2)	73,187,837	73,603,111	73,740,120	64,882,643	65,303,547	59,868,486	59,722,559	56,373,795	(8,508,848)	-13.1%	64,882,643	56,373,795	(8,508,848)	-13.1%
Adjusted stockholders' equity per share	$17.98	$18.43	$18.75	$18.98	$19.63	$19.57	$20.41	$20.60	$1.63	8.6%	$18.98	$20.60	$1.63	8.6%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	na	A2	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm
Fitch	A+	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	na	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	na	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	na	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 15

Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$552,069	$560,881	$560,739	$555,778	$561,037	$570,073	$567,273	$569,591	$13,813	2.5%	$2,229,467	$2,267,975	$38,508	1.7%
Ceded premiums	(422,238)	(435,564)	(425,643)	(419,630)	(418,163)	(415,814)	(414,992)	(414,783)	4,847	1.2%	(1,703,075)	(1,663,753)	39,322	2.3%
Net premiums	129,831	125,317	135,096	136,148	142,874	154,259	152,282	154,808	18,660	13.7%	526,392	604,222	77,830	14.8%
Net investment income	28,626	27,229	27,103	25,644	26,097	23,605	26,882	24,221	(1,423)	-5.5%	108,601	100,804	(7,797)	-7.2%
Commissions and fees:
Sales-based (1)	43,128	44,904	42,244	40,086	44,467	47,269	43,120	50,142	10,055	25.1%	170,362	184,998	14,635	8.6%
Asset-based (2)	44,825	45,348	41,996	40,889	43,722	43,751	45,627	46,626	5,737	14.0%	173,059	179,725	6,666	3.9%
Account-based (3)	10,432	11,811	10,140	9,615	9,373	9,494	9,826	9,817	202	2.1%	41,997	38,510	(3,487)	-8.3%
Other commissions and fees	7,731	6,635	6,502	6,693	6,343	6,248	5,764	6,188	(504)	-7.5%	27,560	24,543	(3,017)	-10.9%
Realized investment (losses) gains	327	2,035	(178)	4,256	2,132	4,320	3,872	1,058	(3,198)	-75.1%	6,440	11,382	4,942	76.7%
Other, net	11,452	11,816	12,887	12,526	11,594	11,581	11,715	11,642	(884)	-7.1%	48,681	46,532	(2,150)	-4.4%
Total revenues	276,352	275,095	275,790	275,855	286,601	300,525	299,087	304,501	28,646	10.4%	1,103,093	1,190,715	87,622	7.9%
Benefits and expenses:
Benefits and claims	57,635	57,272	64,101	63,688	67,933	68,925	70,738	71,151	7,463	11.7%	242,696	278,747	36,051	14.9%
Amortization of DAC	23,229	23,975	26,645	30,185	26,531	28,205	29,234	34,628	4,443	14.7%	104,034	118,598	14,564	14.0%
Insurance commissions	8,998	9,532	10,536	9,553	8,496	6,457	6,684	5,916	(3,636)	-38.1%	38,618	27,555	(11,064)	-28.6%
Insurance expenses	15,798	26,988	22,133	24,273	22,444	24,589	23,744	25,764	1,491	6.1%	89,192	96,541	7,348	8.2%
Sales commissions:
Sales-based (1)	30,553	31,389	29,640	26,805	31,600	33,285	30,521	34,508	7,703	28.7%	118,387	129,914	11,527	9.7%
Asset-based (2)	15,451	15,111	13,805	13,534	14,745	15,031	15,557	16,157	2,623	19.4%	57,901	61,491	3,590	6.2%
Other sales commissions	4,434	3,774	3,692	3,534	3,371	3,159	3,292	3,342	(192)	-5.4%	15,434	13,164	(2,270)	-14.7%
Interest expense	6,997	6,998	7,000	6,973	6,910	8,505	8,829	8,857	1,883	27.0%	27,968	33,101	5,133	18.4%
Other operating expenses	40,001	41,590	42,732	40,630	41,104	40,447	39,933	43,233	2,603	6.4%	164,954	164,717	(237)	-0.1%
Total benefits and expenses	203,095	216,630	220,285	219,175	223,135	228,605	228,532	243,555	24,381	11.1%	859,185	923,827	64,643	7.5%
Income before income taxes	73,256	58,465	55,505	56,681	63,466	71,921	70,556	60,946	4,265	7.5%	243,908	266,888	22,980	9.4%
Income taxes	25,985	20,845	20,409	19,477	21,709	25,741	24,956	20,675	1,199	6.2%	86,715	93,082	6,367	7.3%
Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$40,270	$3,066	8.2%	$157,193	$173,806	$16,613	10.6%

Income Before Income Taxes by Segment
Term Life	$49,716	$36,027	$39,663	$37,045	$44,283	$51,722	$48,577	$44,246	$7,201	19.4%	$162,450	$188,829	$26,379	16.2%
Investment & Savings Products	31,039	30,470	26,746	28,821	28,869	29,444	31,608	31,194	2,373	8.2%	117,076	121,116	4,040	3.5%
Corporate & Other Distributed Products	(7,498)	(8,032)	(10,903)	(9,185)	(9,687)	(9,246)	(9,629)	(14,495)	(5,309)	-57.8%	(35,618)	(43,057)	(7,439)	-20.9%
Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$71,921	$70,556	$60,946	$4,265	7.5%	$243,908	$266,888	$22,980	9.4%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 15

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
(Dollars in thousands)
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$267,296	$273,060	$275,968	$271,600	$284,469	$296,206	$295,215	$303,443	$31,844	11.7%	$1,087,924	$1,179,333	$91,409	8.4%

Operating revenues reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	4,320	3,872	1,058	nm	nm	6,440	11,382	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	—	—	—	nm	nm	8,729	—	nm	nm
Total operating revenues reconciling items	9,056	2,035	(178)	4,256	2,132	4,320	3,872	1,058	nm	nm	15,169	11,382	nm	nm

Total revenues	$276,352	$275,095	$275,790	$275,855	$286,601	$300,525	$299,087	$304,501	$28,646	10.4%	$1,103,093	$1,190,715	$87,622	7.9%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$67,321	$59,976	$58,992	$55,840	$64,409	$70,793	$69,787	$62,962	$7,122	12.8%	$242,129	$267,951	$25,823	10.7%

Operating income before income taxes reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	4,320	3,872	1,058	nm	nm	6,440	11,382	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	—	—	—	nm	nm	8,729	—	nm	nm
Initial & accelerated management / field grant expense	(3,120)	(3,546)	(3,309)	(3,415)	(3,075)	(3,192)	(3,104)	(3,074)	nm	nm	(13,389)	(12,445)	nm	nm
Total operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	1,128	768	(2,016)	nm	nm	1,779	(1,063)	nm	nm

Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$71,921	$70,556	$60,946	$4,265	7.5%	$243,908	$ 266,888	$22,980	9.4%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$45,103	$41,603	$4,950	13.5%	$155,987	$174,538	$18,551	11.9%

Net operating income reconciling items:
Operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	1,128	768	(2,016)	nm	nm	1,779	(1,063)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(2,105)	539	1,282	(289)	323	(404)	(272)	684	nm	nm	(574)	331	nm	nm
Total net operating income reconciling items	3,830	(972)	(2,205)	552	(621)	724	497	(1,332)	nm	nm	1,206	(732)	nm	nm

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$40,270	$3,066	8.2%	$157,193	$173,806	$16,613	10.6%

7 of 15

Segment Operating Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$551,725	$14,275	2.7%	$2,149,594	$2,193,280	$43,686	2.0%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	(412,038)	(411,240)	(411,786)	4,692	1.1%	(1,697,682)	(1,649,622)	48,059	2.8%
Net premiums	104,786	108,393	117,760	120,973	127,598	138,292	137,829	139,939	18,966	15.7%	451,912	543,658	91,746	20.3%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	16,685	18,395	17,282	1,722	11.1%	62,688	69,022	6,334	10.1%
Other, net	7,653	7,580	8,289	8,144	7,547	7,753	7,788	7,268	(876)	-10.8%	31,666	30,357	(1,309)	-4.1%
Operating revenues	128,233	131,641	141,713	144,678	151,805	162,730	164,012	164,490	19,812	13.7%	546,266	643,037	96,771	17.7%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	59,984	60,733	61,120	7,300	13.6%	197,159	239,346	42,187	21.4%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	22,547	27,645	30,147	2,984	11.0%	89,474	104,272	14,798	16.5%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	2,314	2,168	1,539	(2,841)	-64.9%	19,396	9,599	(9,797)	-50.5%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	21,782	20,532	23,125	3,704	19.1%	75,048	85,156	10,108	13.5%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,380	4,357	4,313	1,464	51.4%	11,468	15,835	4,367	38.1%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	111,008	115,435	120,244	12,610	11.7%	392,545	454,208	61,663	15.7%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$51,722	$48,577	$44,246	$7,201	19.4%	$153,721	$188,829	$35,108	22.8%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$47,269	$43,120	$50,142	$10,055	25.1%	$170,362	$184,998	$14,635	8.6%
Asset-based	44,825	45,348	41,996	40,889	43,722	43,751	45,627	46,626	5,737	14.0%	173,059	179,725	6,666	3.9%
Account-based	10,432	11,811	10,140	9,615	9,373	9,494	9,826	9,817	202	2.1%	41,997	38,510	(3,487)	-8.3%
Other, net	2,461	2,522	3,105	3,196	2,572	2,454	2,590	3,117	(79)	-2.5%	11,285	10,732	(552)	-4.9%
Operating revenues	100,846	104,586	97,486	93,786	100,133	102,967	101,163	109,701	15,915	17.0%	396,703	413,965	17,262	4.4%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	2,881	1,411	3,442	1,529	80.0%	12,482	10,956	(1,526)	-12.2%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	2,252	2,323	2,347	258	12.3%	8,851	9,070	219	2.5%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	33,285	30,521	34,508	7,703	28.7%	118,387	129,914	11,527	9.7%
Asset-based	15,451	15,111	13,805	13,534	14,745	15,031	15,557	16,157	2,623	19.4%	57,901	61,491	3,590	6.2%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	20,074	19,744	22,052	1,429	6.9%	82,005	81,418	(588)	-0.7%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	73,523	69,556	78,506	13,542	20.8%	279,626	292,849	13,222	4.7%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$29,444	$31,608	$31,194	$2,373	8.2%	$117,076	$121,116	$4,040	3.5%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,902	$20,597	$21,046	$18,328	$18,880	$19,744	$18,204	$17,866	$(461)	-2.5%	$79,873	$74,694	$(5,178)	-6.5%
Ceded premiums	(3,585)	(3,674)	(3,710)	(3,153)	(3,604)	(3,777)	(3,752)	(2,998)	155	4.9%	(14,122)	(14,130)	(9)	-0.1%
Net premiums	16,317	16,924	17,336	15,174	15,276	15,967	14,453	14,869	(306)	-2.0%	65,751	60,564	(5,187)	-7.9%
Allocated net investment income	12,831	11,560	11,439	10,083	9,437	6,919	8,487	6,939	(3,144)	-31.2%	45,914	31,782	(14,131)	-30.8%
Commissions and fees:
Loans	1,528	1,202	1,126	1,134	913	627	438	400	(734)	-64.7%	4,990	2,378	(2,612)	-52.4%
DebtWatchers	1,071	805	840	791	717	648	609	548	(242)	-30.7%	3,507	2,522	(984)	nm
Prepaid Legal Services	2,619	2,345	2,329	2,321	2,289	2,266	2,364	2,318	(3)	-0.1%	9,614	9,236	(377)	-3.9%
Auto and Homeowners Insurance	1,687	1,507	1,427	1,606	1,689	1,836	1,271	1,791	184	11.5%	6,228	6,588	360	5.8%
Long-Term Care Insurance	825	775	764	835	724	650	746	765	(70)	-8.4%	3,200	2,885	(315)	-9.8%
Other sales commissions	1	0	16	5	12	222	334	367	361	nm	23	935	912	nm
Other, net	1,337	1,715	1,493	1,186	1,475	1,373	1,337	1,257	71	6.0%	5,730	5,442	(289)	-5.0%
Operating revenues	38,216	36,833	36,770	33,136	32,531	30,508	30,039	29,253	(3,883)	-11.7%	144,955	122,331	(22,624)	-15.6%
Benefits and expenses:
Benefits and claims	10,284	13,352	12,034	9,867	10,424	8,941	10,004	10,031	164	1.7%	45,537	39,401	(6,137)	-13.5%
Amortization of DAC	317	330	322	1,110	(625)	2,778	178	1,040	(70)	-6.3%	2,078	3,371	1,292	62.2%
Insurance commissions	2,794	1,867	2,626	3,084	2,770	1,891	2,194	2,031	(1,053)	-34.1%	10,371	8,886	(1,485)	-14.3%
Insurance expenses	2,965	3,381	2,947	4,851	2,727	2,807	3,213	2,638	(2,213)	-45.6%	14,145	11,385	(2,759)	-19.5%
Sales commissions	4,434	3,774	3,692	3,534	3,371	3,159	3,292	3,342	(192)	-5.4%	15,434	13,164	(2,270)	-14.7%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	4,472	4,544	419	10.2%	16,500	17,266	766	4.6%
Other operating expenses	18,003	16,525	18,440	16,591	18,482	17,181	17,085	18,106	1,515	9.1%	69,559	70,854	1,295	1.9%
Operating benefits and expenses	42,922	43,354	44,186	43,162	41,275	40,882	40,437	41,731	(1,431)	-3.3%	173,624	164,326	(9,299)	-5.4%
Operating income before income taxes	$(4,705)	$(6,521)	$(7,416)	$(10,026)	$(8,744)	$(10,374)	$(10,398)	$(12,478)	$(2,452)	-24.5%	$(28,669)	$(41,994)	$(13,325)	-46.5%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)									YOY Q4				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$551,725	$14,275	2.7%	$2,149,594	$2,193,280	$43,686	2.0%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	(412,038)	(411,240)	(411,786)	4,692	1.1%	(1,697,682)	(1,649,622)	48,059	2.8%
Net premiums	104,786	108,393	117,760	120,973	127,598	138,292	137,829	139,939	18,966	15.7%	451,912	543,658	91,746	20.3%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	16,685	18,395	17,282	1,722	11.1%	62,688	69,022	6,334	10.1%
Other, net	7,653	7,580	8,289	8,144	7,547	7,753	7,788	7,268	(876)	-10.8%	31,666	30,357	(1,309)	-4.1%
Operating revenues	128,233	131,641	141,713	144,678	151,805	162,730	164,012	164,490	19,812	13.7%	546,266	643,037	96,771	17.7%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	59,984	60,733	61,120	7,300	13.6%	197,159	239,346	42,187	21.4%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	22,547	27,645	30,147	2,984	11.0%	89,474	104,272	14,798	16.5%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	2,314	2,168	1,539	(2,841)	-64.9%	19,396	9,599	(9,797)	-50.5%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	21,782	20,532	23,125	3,704	19.1%	75,048	85,156	10,108	13.5%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,380	4,357	4,313	1,464	51.4%	11,468	15,835	4,367	38.1%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	111,008	115,435	120,244	12,610	11.7%	392,545	454,208	61,663	15.7%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$51,722	$48,577	$44,246	$7,201	19.4%	$153,721	$188,829	$35,108	22.8%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$46,771	$56,581	$64,655	$71,240	$79,146	$88,860	$94,133	$99,458	$28,218	39.6%	$239,247	$361,596	$122,349	51.1%
Ceded premiums	(8,075)	(9,320)	(8,513)	(8,753)	(13,012)	(14,450)	(13,333)	(14,041)	(5,288)	-60.4%	(34,661)	(54,835)	(20,174)	-58.2%
Net premiums	38,697	47,261	56,142	62,487	66,134	74,410	80,800	85,417	22,930	36.7%	204,586	306,761	102,175	49.9%
Allocated net investment income	630	722	986	1,195	1,302	2,431	2,996	3,387	2,191	nm	3,534	10,115	6,581	nm
Other, net	7,614	7,605	8,287	8,151	7,501	7,671	7,778	7,243	(908)	-11.1%	31,657	30,193	(1,464)	-4.6%
Operating revenues	46,941	55,588	65,415	71,833	74,938	84,512	91,573	96,047	24,214	33.7%	239,777	347,070	107,293	44.7%
Benefits and expenses:
Benefits and claims	14,002	17,380	21,086	23,261	25,056	26,667	31,057	32,460	9,199	39.5%	75,729	115,240	39,511	52.2%
Amortization of DAC	9,249	8,324	11,193	14,893	14,674	12,117	17,199	20,033	5,140	34.5%	43,659	64,022	20,363	46.6%
Insurance commissions	3,737	5,052	5,366	4,123	3,364	1,965	1,806	1,177	(2,946)	-71.5%	18,278	8,313	(9,965)	-54.5%
Insurance expenses	21,976	32,353	28,054	28,915	28,133	29,911	29,043	31,271	2,356	8.1%	111,298	118,358	7,060	6.3%
Interest expense	—	—	—	—	—	266	303	334	334	nm	—	903	903	nm
Operating benefits and expenses	48,963	63,109	65,700	71,193	71,227	70,927	79,407	85,275	14,082	19.8%	248,964	306,835	57,871	23.2%
Operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	$13,585	$12,166	$10,772	$10,132	nm	$(9,187)	$40,234	$49,421	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$485,396	$483,702	$475,038	$466,211	$463,011	$461,470	$454,936	$452,267	$(13,943)	-3.0%	$1,910,347	$1,831,684	$(78,663)	-4.1%
Ceded premiums	(419,307)	(422,570)	(413,421)	(407,724)	(401,548)	(397,588)	(397,907)	(397,745)	9,979	2.4%	(1,663,021)	(1,594,787)	68,234	4.1%
Net premiums	66,089	61,132	61,618	58,487	61,464	63,882	57,029	54,522	(3,964)	-6.8%	247,326	236,897	(10,429)	-4.2%
Allocated net investment income	15,164	14,947	14,678	14,365	15,357	14,255	15,400	13,895	(470)	-3.3%	59,154	58,907	(247)	-0.4%
Other, net	39	(26)	2	(7)	46	82	10	25	32	nm	9	164	155	nm
Operating revenues	81,293	76,053	76,298	72,845	76,867	78,218	72,439	68,443	(4,402)	-6.0%	306,489	295,967	(10,521)	-3.4%
Benefits and expenses:
Benefits and claims	33,349	26,541	30,981	30,560	32,453	33,317	29,676	28,660	(1,900)	-6.2%	121,430	124,106	2,676	2.2%
Amortization of DAC	10,878	11,571	11,096	12,270	9,259	10,430	10,446	10,114	(2,156)	-17.6%	45,815	40,250	(5,565)	-12.1%
Insurance commissions	327	268	267	257	213	349	362	362	106	41.1%	1,118	1,286	168	15.0%
Insurance expenses	9,366	9,466	9,014	7,989	9,162	9,164	8,557	8,682	693	8.7%	35,834	35,565	(269)	-0.8%
Insurance expense allowance	(18,508)	(18,212)	(17,883)	(17,483)	(17,579)	(17,293)	(17,068)	(16,827)	655	3.7%	(72,085)	(68,767)	3,317	4.6%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,114	4,054	3,979	1,130	39.7%	11,468	14,932	3,465	30.2%
Operating benefits and expenses	38,283	32,506	36,351	36,441	36,294	40,082	36,028	34,969	(1,472)	-4.0%	143,581	147,372	3,792	2.6%
Operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	$38,137	$36,411	$33,474	$(2,930)	-8.0%	$162,908	$148,595	$(14,313)	-8.8%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

TERM LIFE INSURANCE - Key Statistics and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	94,850	92,212	90,519	91,970	91,176	89,651	90,868	91,506	(464)	-0.5%	94,850	91,176	(3,674)	-3.9%
New life-licensed representatives	7,145	8,061	10,334	8,171	7,650	9,786	8,613	8,376	205	2.5%	33,711	34,425	714	2.1%
Non-renewal and terminated representatives	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)	(8,569)	(7,975)	(7,509)	1,456	16.2%	(37,385)	(33,228)	4,157	11.1%
Life-insurance licensed sales force, end of period	92,212	90,519	91,970 (6)	91,176	89,651	90,868	91,506	92,373	1,197	1.3%	91,176	92,373	1,197	1.3%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$41.1	$47.5	$50.1	$48.9	$44.7	$47.8	$41.8	$41.7	$(7.2)	-14.7%	$187.6	$176.1	$(11.5)	-6.1%
Additions and increases in premium	10.4	11.4	11.5	11.6	10.7	11.4	11.6	11.8	0.2	1.9%	44.9	45.5	0.5	1.2%
Total estimated annualized issued term life premium	$51.5	$58.9	$61.7	$60.4	$55.4	$59.2	$53.4	$53.5	$(7.0)	-11.5%	$232.5	$221.5	$(11.0)	-4.7%

Issued term life policies	51,281	59,826	65,067	61,361	56,145	60,583	53,506	52,324	(9,037)	-14.7%	237,535	222,558	(14,977)	-6.3%
Estimated average annualized issued term life premium per policy (1)(2)	$802	$794	$771	$796	$797	$790	$782	$796	$0	nm	$790	$791	$1	0.2%

Term life face amount in-force, beginning of period ($mills)	$656,791	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024	$669,132	$2,949	0.4%	$656,791	$664,955	$8,164	1.2%
Issued term life face amount (3)	16,735	18,974	18,885	18,552	16,983	18,307	16,345	16,418	(2,134)	-11.5%	73,146	68,053	(5,093)	-7.0%
Terminated term life face amount	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)	(14,322)	(15,566)	(15,398)	3,362	17.9%	(66,951)	(61,593)	5,358	8.0%
Foreign currency impact, net	2,244	843	(98)	(1,019)	(1,208)	(384)	329	260	1,279	nm	1,970	(1,003)	(2,973)	nm
Term life face amount in-force, end of period	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024	$669,132	$670,412	$5,457	0.8%	$664,955	$670,412	$5,457	0.8%

New Term Life Insurance - Financial Analysis

Direct premium	$46,771	$56,581	$64,655	$71,240	$79,146	$88,860	$94,133	$99,458	28,218	39.6%	$239,247	$361,596	$122,349	51.1%

New term life operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	$13,585	$12,166	$10,772	10,132	nm	$(9,187)	$40,234	$49,421	nm
% of direct premium	-4.3%	-13.3%	-0.4%	0.9%	4.7%	15.3%	12.9%	10.8%	nm	nm	-3.8%	11.1%	nm	nm

Benefits & expenses, net (4)	$35,063	$40,076	$46,158	$51,030	$56,105	$55,199	$63,395	$67,710	16,680	32.7%	$172,327	$242,410	$70,083	40.7%
% of direct premium	75.0%	70.8%	71.4%	71.6%	70.9%	62.1%	67.3%	68.1%	nm	nm	72.0%	67.0%	nm	nm

Insurance expenses, net (5)	$14,362	$24,747	$19,768	$20,764	$20,632	$22,240	$21,265	$24,028	3,264	15.7%	$79,641	$88,164	$8,523	10.7%
% of direct premium	30.7%	43.7%	30.6%	29.1%	26.1%	25.0%	22.6%	24.2%	nm	nm	33.3%	24.4%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$485,396	$483,702	$475,038	$466,211	$463,011	$461,470	$454,936	$452,267	(13,943)	-3.0%	$1,910,347	$1,831,684	$(78,663)	-4.1%

Legacy term life operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	$38,137	$36,411	$33,474	(2,930)	-8.0%	$162,908	$148,595	$(14,313)	-8.8%
% of direct premium	8.9%	9.0%	8.4%	7.8%	8.8%	8.3%	8.0%	7.4%	nm	nm	8.5%	8.1%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$47,269	$43,120	$50,142	$10,055	25.1%	$170,362	$184,998	$14,635	8.6%
Asset-based	44,825	45,348	41,996	40,889	43,722	43,751	45,627	46,626	5,737	14.0%	173,059	179,725	6,666	3.9%
Account-based	10,432	11,811	10,140	9,615	9,373	9,494	9,826	9,817	202	2.1%	41,997	38,510	(3,487)	-8.3%
Other, net	2,461	2,522	3,105	3,196	2,572	2,454	2,590	3,117	(79)	-2.5%	11,285	10,732	(552)	-4.9%
Operating revenues	100,846	104,586	97,486	93,786	100,133	102,967	101,163	109,701	15,915	17.0%	396,703	413,965	17,262	4.4%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	2,881	1,411	3,442	1,529	80.0%	12,482	10,956	(1,526)	-12.2%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	2,252	2,323	2,347	258	12.3%	8,851	9,070	219	2.5%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	33,285	30,521	34,508	7,703	28.7%	118,387	129,914	11,527	9.7%
Asset-based	15,451	15,111	13,805	13,534	14,745	15,031	15,557	16,157	2,623	19.4%	57,901	61,491	3,590	6.2%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	20,074	19,744	22,052	1,429	6.9%	82,005	81,418	(588)	-0.7%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	73,523	69,556	78,506	13,542	20.8%	279,626	292,849	13,222	4.7%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$29,444	$31,608	$31,194	$2,373	8.2%	$117,076	$121,116	$4,040	3.5%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$646.0	$603.1	$498.3	$482.5	$611.9	$589.6	$545.7	$598.5	$116.0	24.0%	$2,229.9	$2,345.8	$115.9	5.2%
Variable Annuities and other	344.6	458.0	483.4	388.4	428.9	500.3	445.2	527.4	139.1	35.8%	1,674.4	1,901.9	227.4	13.6%
Total sales-based revenue generating product sales	990.6	1,061.1	981.7	870.9	1,040.8	1,090.0	990.9	1,126.0	255.1	29.3%	3,904.3	4,247.6	343.3	8.8%
Managed Mutual Funds	—	0.2	11.8	16.6	23.1	39.6	37.3	35.8	19.2	115.4%	28.6	135.8	107.2	nm
Segregated Funds	123.1	74.2	66.6	68.4	123.7	64.3	63.5	77.3	8.9	13.0%	332.2	328.8	(3.3)	-1.0%
Total product sales	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$283.2	29.6%	$4,265.1	$4,712.2	$447.2	10.5%

Client asset values, beginning of period ($mills)	$34,869	$36,187	$36,020	$31,623	$33,664	$36,279	$35,286	$36,903	$5,280	16.7%	$34,869	$33,664	$(1,205)	-3.5%
Inflows	1,114	1,136	1,060	956	1,188	1,194	1,092	1,239	283	29.6%	4,265	4,712	447	10.5%
Outflows (1)	(1,083)	(1,118)	(1,091)	(983)	(1,233)	(1,144)	(1,014)	(1,052)	(69)	-7.0%	(4,275)	(4,442)	(167)	-3.9%
Net flows	31	18	(31)	(27)	(45)	50	78	187	214	nm	(10)	270	280	nm
Change in market value, net and other (2)	1,288	(185)	(4,365)	2,068	2,660	(1,043)	1,540	296	(1,772)	nm	(1,195)	3,453	4,648	nm
Client asset values, end of period	$36,187	$36,020	$31,623	$33,664	$36,279	$35,286	$36,903	$37,386	$3,723	11.1%	$33,664	$37,386	$3,723	11.1%

Average client asset values ($mills)
Retail Mutual Funds	$24,882	$25,330	$23,500	$22,583	$23,694	$23,724	$23,750	$24,198	$1,615	7.2%	$24,074	$23,842	$(232)	-1.0%
Managed Mutual Funds	—	0	21	104	212	326	425	528	424	nm	31	373	341	nm
Variable Annuities and other	8,242	8,588	8,192	8,083	8,717	8,972	9,245	9,661	1,579	19.5%	8,276	9,149	873	10.5%
Segregated Funds	2,477	2,545	2,479	2,454	2,499	2,527	2,542	2,596	142	5.8%	2,489	2,541	52	2.1%
Total	$35,602	$36,463	$34,192	$33,224	$35,122	$35,550	$35,962	$36,983	$3,759	11.3%	$34,870	$35,904	$1,034	3.0%

Average number of fee-generating accounts (thous) (3)	2,662	2,611	2,626	2,611	2,584	2,583	2,552	2,547	(64)	-2.4%	2,627	2,567	(61)	-2.3%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.27%	1.27%	1.28%	1.53%	1.24%	1.28%	1.27%	1.39%	nm	nm	1.33%	1.30%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%	nm	nm	0.27%	0.27%	nm	nm

Account-based revenue per average fee generating account (6)	$3.92	$4.52	$3.86	$3.68	$3.63	$3.67	$3.85	$3.85	nm	nm	$15.98	$15.00	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2012
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$112,216	$112,216	$-	5.5%	6.0%

Fixed Income:
Treasury	28,777	25,781	2,996	1.4%	1.4%	3.16%	AAA
Government	124,210	106,797	17,412	6.1%	5.7%	4.58%	AA
Tax-Exempt Municipal	8,020	7,738	282	0.4%	0.4%	3.25%	AA
Corporate	1,262,557	1,138,531	124,026	61.8%	61.2%	5.53%	BBB+
Mortgage-Backed	185,137	168,947	16,191	9.1%	9.1%	5.55%	AAA
Asset-Backed	44,887	45,734	(847)	2.2%	2.5%	1.45%	AA+
CMBS	103,900	96,370	7,530	5.1%	5.2%	4.79%	AAA
Private	125,845	117,807	8,038	6.2%	6.3%	5.72%	BBB
Redeemable Preferred	2,024	2,632	(608)	0.1%	0.1%	29.28%	BBB+
Convertible	9,417	9,005	412	0.5%	0.5%	3.30%	A
Total Fixed Income	1,894,776	1,719,344	175,432	92.7%	92.4%	5.32%	A

Equities:
Perpetual Preferred	6,189	5,585	604	0.3%	0.3%
Common Stock	12,702	9,851	2,851	0.6%	0.5%
Mutual Fund	8,029	4,291	3,738	0.4%	0.2%
Other	10,227	10,227	0	0.5%	0.5%
Total Equities	37,147	29,955	7,192	1.8%	1.6%

Total Invested Assets	$2,044,139	$1,861,515	$182,624	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$142,518	$124,400	$18,118	11.3%	10.9%
Electric	126,372	108,842	17,530	10.0%	9.6%
Reits	122,160	111,831	10,329	9.7%	9.8%
Basic Industry	110,846	101,485	9,361	8.8%	8.9%
Banking	104,690	97,392	7,298	8.3%	8.6%
Insurance	94,989	85,755	9,234	7.5%	7.5%
Energy	91,703	81,433	10,270	7.3%	7.2%
Capital Goods	86,254	78,451	7,803	6.8%	6.9%
Technology	70,345	66,011	4,334	5.6%	5.8%
Communications	69,265	61,804	7,461	5.5%	5.4%
Natural Gas	63,106	55,818	7,288	5.0%	4.9%
Consumer Cyclical	58,940	54,388	4,552	4.7%	4.8%
Industrial Other	32,314	30,351	1,963	2.6%	2.7%
Finance Companies	31,296	27,427	3,868	2.5%	2.4%
Transportation	22,606	20,348	2,258	1.8%	1.8%
Brokerage	17,865	16,291	1,575	1.4%	1.4%
Financial Other	12,212	11,506	705	1.0%	1.0%
Utility Other	5,078	4,999	79	0.4%	0.4%
Total Corporate portfolio	$1,262,557	$1,138,531	$124,026	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$190,993	$184,860	$6,132	10.1%	10.8%	5.68%
1-2 Yrs.	277,071	260,405	16,666	14.6%	15.1%	5.36%
2-5 Yrs.	608,445	555,730	52,714	32.1%	32.3%	5.07%
5-10 Yrs.	761,879	669,923	91,956	40.2%	39.0%	5.43%
> 10 Yrs.	56,388	48,425	7,963	3.0%	2.8%	5.03%
Total Fixed Income	$1,894,776	$1,719,344	$175,432	100.0%	100.0%	5.32%

Duration

Fixed Income portfolio duration	3.9	years

12 of 15

Investment Portfolio - Quality Ratings As of December 31, 2012	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$317,104	18.4%
AA	132,021	7.7%
A	403,029	23.4%
BBB	777,719	45.2%
Below Investment Grade	88,422	5.1%
NA	1,049	0.1%
Total Fixed Income	$1,719,344	100.0%

	Amortized Cost	% of Total			Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$350	0.0%	AAA		$172	0.1%
AA	66,759	5.9%	AA		6,378	5.4%
A	334,802	29.4%	A		14,276	12.1%
BBB	664,145	58.3%	BBB		87,685	74.4%
Below Investment Grade	72,130	6.3%	Below Investment Grade		8,659	7.4%
NA	346	0.0%	NA		637	0.5%
Total Corporate	$1,138,531	100.0%		Total Private	$117,807	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$80,958	84.0%	AAA		$152,851	90.5%
AA	7,245	7.5%	AA		179	0.1%
A	5,576	5.8%	A		7,812	4.6%
BBB	2,000	2.1%	BBB		2,665	1.6%
Below Investment Grade	589	0.6%	Below Investment Grade		5,440	3.2%
NA	2	0.0%	NA		-	—
Total CMBS	$96,370	100.0%		Total Mortgage-Backed	$168,947	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$35,050	76.6%	AAA		$47,101	35.5%
AA	636	1.4%	AA		44,802	33.8%
A	3,475	7.6%	A		30,058	22.7%
BBB	5,000	10.9%	BBB		10,618	8.0%
Below Investment Grade	1,573	3.4%	Below Investment Grade		-	—
NA	-	—	NA		-	—
Total Asset-Backed	$45,734	100.0%		Total Treasury & Government	$132,578	100.0%

NAIC Designations

1	$709,397	46.2%
2	745,912	48.5%
3	57,314	3.7%
4	21,524	1.4%
5	500	0.0%
6	2,220	0.1%
U.S. Insurer Fixed Income (2)	1,536,867	100.0%
Other (3)	212,431
Cash and cash equivalents	112,216
Total Invested Assets	$1,861,515

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$29,014	$27,462	$27,413	$26,019	$25,762	$23,797	$26,601	$24,360	$(1,659)	-6.4%
Preferred and common stocks	188	165	170	194	223	244	245	339	145	74.7%
Deposit asset underlying 10% reinsurance treaty	508	650	449	412	1,030	574	986	315	(97)	-23.5%
Policy loans	347	306	441	326	314	223	275	325	(1)	nm
Cash & cash equivalents	70	65	63	109	135	111	101	106	(3)	-2.8%
Other	(19)	13	—	—	37	38	40	—	—	nm
Total investment income	30,108	28,662	28,536	27,060	27,500	24,987	28,248	25,445	(1,615)	-6.0%
Investment expenses	1,482	1,433	1,433	1,417	1,403	1,382	1,367	1,224	(193)	-13.6%
Net investment income	$28,626	$27,229	$27,103	$25,643	$26,097	$23,605	$26,881	$24,221	$(1,422)	-5.5%
Fixed income book yield, end of period	5.30%	5.38%	5.33%	5.52%	5.46%	5.48%	5.30%	5.32%
New money yield	2.72%	4.45%	2.42%	3.69%	2.69%	3.46%	2.64%	2.94%

									YOY Q4
	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	26.1%	25.3%	24.9%	23.5%	23.1%	21.2%	19.8%	18.4%	-5.1%
AA	9.5%	9.8%	9.9%	8.3%	8.5%	7.6%	8.3%	7.7%	-0.6%
A	22.4%	22.6%	22.6%	23.7%	23.3%	23.4%	23.7%	23.4%	-0.2%
BBB	35.8%	35.9%	35.9%	37.6%	38.8%	41.3%	42.8%	45.2%	7.7%
Below Investment Grade	6.2%	6.3%	6.6%	6.9%	6.3%	6.4%	5.2%	5.1%	-1.8%
NA	0.0%	0.1%	0.0%	0.0%	0.1%	0.1%	0.2%	0.1%	0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	A	na

		As of December 31, 2012				As of December 31, 2012			As of December 31, 2012
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$31,225	$28,455	AAA	United Kingdom	$72,056	$66,460	AAA	$--	$--
2	General Electric Co	26,800	22,761	A	Canada	52,088	47,685	AA	8,902	8,002
3	International Business Machines	13,470	12,323	AA-	Australia	46,290	41,632	A	14,285	12,749
4	Bank of America Corp	12,136	11,126	BBB	France	24,445	22,998	BBB	12,292	10,618
5	Province of Ontario Canada	11,741	9,412	AA-	Brazil	20,511	18,061	Below Investment Grade	--	--
6	National Rural Utilities Cooperative	10,574	7,188	A+	Netherlands	17,680	15,212	NA	--	--
7	Iberdrola SA	10,570	9,447	BBB+	Germany	17,614	16,240	Total	$35,479	$31,368
8	Prologis Inc	10,412	9,415	BBB-	Ireland	14,302	12,743
9	Verizon Communications Inc	9,515	8,535	A-	Republic of Korea	13,618	12,534
10	Province of Quebec Canada	8,794	7,043	A+	Spain	12,554	12,598	Non-Government Investments (1)
11	Ventas Inc	8,440	8,103	BBB	Italy	12,256	11,710
12	Roche Holding AG	8,136	6,569	A+	Switzerland	10,113	8,467	AAA	$--	$--
13	Phillips 66	8,134	6,963	BBB	Mexico	9,046	8,209	AA	24,457	21,888
14	Vale SA	8,007	7,098	BBB	Luxembourg	8,097	7,194	A	112,054	101,459
15	Washington Real Estate Investments	7,920	7,314	BBB	Bermuda	7,893	7,132	BBB	199,143	184,459
16	ArcelorMittal	7,911	7,029	BB+	Emerging Markets (2)	12,635	11,499	Below Investment Grade	20,953	20,019
17	Altria Group Inc	7,841	5,919	BBB	All Other	44,731	41,148	NA	3,843	2,329
18	Prudential Financial Inc	7,721	6,810	BBB	Total	$395,928	$361,522	Total	$360,449	$330,154
19	Tesco PLC	7,547	6,320	BBB+
20	Enel SpA	7,398	6,977	BBB
21	Liberty Property Trust	7,140	6,721	BBB
22	MetLife Inc	7,109	6,639	A+
23	Republic of Korea	7,056	6,371	A+
24	TransCanada Corp	7,024	6,337	A-
25	Duke Realty Corp	6,828	6,252	BBB
	Total	$259,449	$227,127

	% of total fixed income portfolio	12.7%	12.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

14 of 15

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement
(Dollars in millions)	2008	2009	2010	2011	2012	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Recruits	235,125	221,920	231,390	244,756	191,752	52,813	65,138	83,074	43,731	58,551	48,976	47,639	36,586

Life-insurance licensed sales force, beginning of period	97,125	100,651	99,785	94,850	91,176	94,850	92,212	90,519	91,970	91,176	89,651	90,868	91,506
New life-licensed representatives	39,383	37,629	34,488	33,711	34,425	7,145	8,061	10,334	8,171	7,650	9,786	8,613	8,376
Non-renewal and terminated representatives	(35,857)	(38,495)	(39,423)	(37,385)	(33,228)	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)	(8,569)	(7,975)	(7,509)
Life-insurance licensed sales force, end of period	100,651	99,785	94,850	91,176	92,373	92,212	90,519	91,970	91,176	89,651	90,868	91,506	92,373

Issued term life policies	241,173	233,837	223,514	237,535	222,558	51,281	59,826	65,067	61,361	56,145	60,583	53,506	52,324

Issued term life face amount	$87,279	$80,497	$74,401	$73,146	$68,053	$16,735	$18,974	$18,885	$18,552	$16,983	$18,307	$16,345	$16,418

Term life face amount in force, beginning of period	$632,086	$633,467	$650,195	$656,791	$664,955	656,791	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024	$669,132
Issued term life face amount	87,279	80,497	74,401	73,146	68,053	16,735	18,974	18,885	18,552	16,983	18,307	16,345	16,418
Terminated term life face amount	(72,008)	(74,642)	(70,964)	(66,951)	(61,593)	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)	(14,322)	(15,566)	(15,398)
Foreign currency impact, net	(13,891)	10,873	3,158	1,970	(1,003)	2,244	843	(98)	(1,019)	(1,208)	(384)	329	260
Term life face amount in force, end of period	$633,467	$650,195	$656,791	$664,955	$670,412	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024	$669,132	$670,412

Estimated annualized issued term life premium
Premium from new policies	$205.0	$193.7	$180.8	$187.6	$176.1	$41.1	$47.5	$50.1	$48.9	$44.7	$47.8	$41.8	$41.7
Additions and increases in premium	43.0	42.6	44.6	44.9	45.5	10.4	11.4	11.5	11.6	10.7	11.4	11.6	11.8
Total estimated annualized issued term life premium	$248.0	$236.3	$225.4	$232.5	$221.5	$51.5	$58.9	$61.7	$60.4	$55.4	$59.2	$53.4	$53.5

Investment & Savings product sales	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$1,193.9	$1,091.7	$1,239.0

Investment & Savings average client asset values	$32,763	$26,845	$31,908	$34,870	$35,904	$35,602	$36,463	$34,192	$33,224	$35,122	$35,550	$35,962	$36,983

15 of 15